SECURITIES AND EXCHANGE
                                   COMMISSION

                             WASHINGTON, D.C. 20549

             ======================================================


                                     FORM 8K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


             ======================================================

                        DATE OF REPORT: SEPTEMBER 3, 1999


                              THE TIREX CORPORATION
         (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                                   33-17598-NY
                            (Commission File Number)

                                   22-2824362
                      (IRS Employer Identification Number)

                                3828 ST. PATRICK
                            MONTREAL, QUEBEC H4E 1A4
               (Address of Principal Executive offices) (Zip Code)


                                 (514) 933-2518
                         Registrant's Telephone Number,
                               including Area Code

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable. As of the date hereof, the Company has 105,854,976 Common shares issued and outstanding.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         In order to provide capital to complete the TCS-1 system improvements more fully described in Item 5, and to more fully concentrate on its core business, ie., the design and sale (or lease) of its process machinery, the Company has made arrangements to sell the assets of the welcome mat molding operations to IM2 for $167,500 U.S. dollars. The $167,500 will be used to advance the cost to complete the TCS-1 systems improvements. Management believes it advisable, due to its limited capital resources, to concentrate on the ongoing TCS-1 improvements. Management further believes that the Company will have sufficient working capital from the sale of the mat molding assets and the collection of investment R&D tax credit refunds from the Canadian government to complete the improvements of the TCS-1 plant by November 30, 1999.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS

                  The Registrant has undergone the following significant events:

                  (a) The Company  announced  on June 30, 1999 that crumb rubber production has been delayed, due to the requirements to make various modifications observed during startup of its TCS-1 tire recycling plant in order to improve production efficiency. Through the months of July and August 1999 the Company halted production of rubber crumb production to concentrate on implementing the TCS-1 plant improvements. The system had been operated for short intervals for test purposes only. With respect to the TCS-1 plant, the improvements will include the following:

                           (i)      Front   end  -  the   front   end   will  be
semi-automated to elevate debeader jams and to simplify sidewall and trend separation;

                           (ii)     Freezing chambers - The moving rails will be
replaced with moving conveyor system and the final assembly of the second freezing tower for the sidewall sections will be completed.

                           (iii)    Fracturing mills - The final assembly of the
second  assembly for the sidewall  sections will be completed.

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                           (iv)     Assembly   of  the   sidewall   tread  crumb
screening system will be completed.

         The Company estimates the aforementioned improvements will be completed by November 30, 1999 at an estimated cost for material and labor of $220,000 U.S. dollars.

         The current order backlog for TCS-1 systems is subject to completion of the improvements to the TCS-1 tire recycling system. Although such backlog may be used as a guideline in determining the value of the orders received, it is subject to change by reason of possible cancellation of orders or change in the terms of the contracts due to delays and other factors beyond the Company's control. Accordingly, backlog orders should not be relied upon as being necessarily indicative of the revenues or profits which the Company might ultimately realize from such orders.

         The ultimate consummation of a sale pursuant to any order included in the backlog will be entirely dependant upon the Company's completion of the TCS-1 plant improvements, continuing to meet all performance expectations, each customer obtaining lease or other financing, as well as all required permits and licensing.

                  (b) The Company has retained the Law Firm of Frohling, Hudak & Pellegrino, LLC to serve as U.S. Securities Counsel for the Company.

ITEM 6.  RESIGNATION OF DIRECTORS.

         The Board of Directors accepted, effective September 1, 1999, the resignation of Henry Meier from the positions of Treasurer, Chief Financial Officer and Chief Accounting Officer. Mr. Meier resigned his positions so he may negotiate a manufacturing license agreement with the Company to build 3 TCS-1 tire recycling systems in New Jersey for a third party. Louis V. Muro has submitted his resignation, effective immediately, from the position of Secretary of the Corporation. Mr. Muro will continue to serve as the Company's Vice President in charge of engineering and as a director of the Company. Michael Ash has been appointed Secretary/Treasurer and Chief Accounting and Financial Officer. Terence C. Byrne has been reappointed to the positions of Chairman of the Board of Directors, member of the Executive Committee of the Board of Directors, and as Chief Executive Officer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Not applicable.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

         Signatures        Pursuant to the requirements of the Securities Act of
                           1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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                                    The Tirex Corporation



September 3, 1999                   By: /s/ TERENCE C. BYRNE
                                       -----------------------------------------
                                            Terence C. Byrne
                                            Chairman of the Board of Directors
                                            and Chief Executive Officer


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